UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2014

COWEN GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34516	27-0423711
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

599 Lexington Avenue
New York, NY 10022

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (212) 845-7900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                        Departures of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 2, 2014, Thomas W. Strauss resigned from the Company’s Board of Directors and did not stand for re-election at the Company’s Annual Meeting of Stockholders (the “Annual Meeting”)  Mr. Strauss will continue in his executive positions as Vice Chairman of the Company and Chairman of Ramius LLC.  A press release announcing Mr. Strauss’s resignation as well as certain corporate governance changes at the Company is filed as Exhibit 99.1 to this Form 8-K.

On June 2, 2014, the Company entered into an amendment (the “Amendment”) to the Employment Agreement, dated as of June 3, 2009, with Peter A. Cohen, Chairman and Chief Executive Officer of the Company.  The purpose of the Amendment was to eliminate Mr. Cohen’s guaranteed minimum bonus provided for in his employment agreement.  The Amendment is filed as Exhibit 10.1 to this Form 8-K.

Item 5.07.                                    Submission of Matters to a Vote of Security Holders.

At the Company’s Annual Meeting held on June 3, 2014, stockholders voted on the election of Directors to the Board, the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the 2014 fiscal year and an advisory vote to approve the compensation of named executive officers.  The holders of 98,383,810 shares of Class A common stock, or approximately 85.3% of the eligible voting shares, were represented at the meeting in person or by proxy.

All nominees for election to the Board were elected for a term that will continue until the next annual meeting of stockholders or until the director’s successor has been duly elected and qualified (or the director’s earlier resignation, death or removal).  The Company’s independent inspector of election reported the final vote of the stockholders as follows:

Name	Votes For	Authority Withheld

Peter A. Cohen	53,834,302	19,715,098
Katherine Elizabeth Dietze	64,376,459	9,172,941
Steven Kotler	60,698,426	12,850,974
Jerome S. Markowitz	69,624,308	3,925,092
Jack H. Nusbaum	45,906,197	27,643,203
Jeffrey M. Solomon	48,213,853	25,335,547
Joseph R. Wright	48,115,230	25,434,170

Broker non-votes for each director totaled 24,834,410.

The stockholders’ vote ratified the appointment of the independent auditor.  The Company’s independent inspector of election reported the final vote of the stockholders as follows:

	For	Against	Abstain	Broker Non- Vote
Ratification of PricewaterhouseCoopers LLP as the Independent Registered Public Accounting Firm for the Year Ending December 31, 2014	96,956,325	1,320,664	106,821	0

The stockholders’ advisory vote approved the compensation of the named executive officers. The Company’s independent inspector of election reported the final vote of the stockholders as follows:

	For	Against	Abstain	Broker Non- Vote
Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers	37,324,621	32,182,038	4,042,741	24,834,410

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

10.1	Letter Amendment between Cowen Group, Inc. and Peter Cohen dated June 2, 2014.

99.1	Press Release issued by the Company dated June 3, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COWEN GROUP, INC.

Dated: June 4, 2014	By:	/s/ Owen S. Littman
	Name:	Owen S. Littman
	Title:	General Counsel